BLACKROCK FUNDSSM

BlackRock U.S. Opportunities Portfolio

(the “Fund”)

Supplement dated March 28, 2017 to the Summary Prospectuses

and the Prospectuses of the Fund, each dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The table in the section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock U.S. Opportunities Portfolio — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock U.S. Opportunities Portfolio — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	2002	Managing Director of BlackRock, Inc.
Ian Jamieson, CFA	2013	Managing Director of BlackRock, Inc.
Simon McGeough	2017	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — U.S. Opportunities — About the Portfolio Management Team of U.S. Opportunities” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF U.S. OPPORTUNITIES

U.S. Opportunities is managed by a team of financial professionals. Thomas Callan, CFA, Ian Jamieson, CFA, and Simon McGeough are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — U.S. Opportunities” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Callan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2002	Managing Director of BlackRock, Inc. since 1998; Head of BlackRock’s Global Opportunities equity team.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Ian Jamieson, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2004 to 2006.
Simon McGeough	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2011; Member of BlackRock’s European equity team from 2007 to 2010.

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Shareholders should retain this Supplement for future reference.

ALLPR-USO-0317SUP

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